UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2018

 Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,		06053
Connecticut		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On January 24, 2018, Stanley Black & Decker, Inc. ("Stanley Black & Decker" or the "Company") posted supplementary financial information on its website to reflect operating results and business segment information for the quarterly and year-to-date periods of 2017 and full year 2016 adjusted for the impacts of Accounting Standards Update ("ASU") 2014-09, "Revenue from Contracts with Customers (Topic 606)" and ASU 2017-07, "Compensation-Retirement Benefits (Topic 715)." These new standards will be adopted by the Company in the first quarter of 2018 and will be applied retrospectively. The supplementary financial information includes the 2017 normalized operating results and business segment information as adjusted for the impacts of ASU 2014-09 and ASU 2017-07, as reconciled to GAAP adjusted for these impacts, which is considered relevant to aid analysis of the Company’s operating performance aside from the material impact of the acquisition-related charges, gains or losses on sales of businesses, and a one-time net tax charge related to the recently enacted U.S. tax legislation. The adoption of these standards results in a $0.01 increase to both diluted GAAP and normalized EPS for full year 2017 and a $0.02 increase to diluted GAAP EPS for full year 2016. A copy of the supplementary financial information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this report as if fully set forth herein.
The information furnished pursuant to this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1 Supplementary financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

January 24, 2018	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Supplementary financial information